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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.     )

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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14-6()(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
Interwave Communications International Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERWAVE COMMUNICATIONS INTERNATIONAL LTD.
Clarendon House, 2 Church Street
Hamilton, HM DX, Bermuda

NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS
To be held January 24, 2003

To the Shareholders:

        A Special General Meeting of Shareholders (the "Special Meeting") of Interwave Communications International Ltd. (the "Company") will be held at The Commons, 302 Constitution Drive, Menlo Park, California, on Friday, January 24, 2003, at 10:00 a.m. local time for the following purposes:

  1.
  To approve a share consolidation, known in the United States as a reverse stock split, of the Company's issued and outstanding common shares at a ratio within the range from one-for-five to one-for-fifteen, and to authorize the Company's Board of Directors (the "Board") to set the exact ratio within such range and to determine the effective date of the share consolidation or to determine not to proceed with the share consolidation.

  2.
  To authorize the Board to amend the Company's Bye-Laws, as amended (the "Bye-Laws"), to reflect the share consolidation as described in Proposal 1 above; and

  3.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        The foregoing items of business are more fully described in the attached Proxy Statement.

        Only shareholders of record at the close of business on December 13, 2002 are entitled to notice of, and to vote at, the Special Meeting and at any adjournments or postponements thereof. A list of such shareholders will be available for inspection by any shareholder for any purpose related to the Special Meeting at the office of the Company's subsidiary, interWAVE Communications, Inc. at 312 Constitution Drive, Menlo Park, California 94025, during ordinary business hours for the ten-day period prior to the Special Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ PRISCILLA M. LU
Dr. Priscilla M. Lu, Ph.D. Chairman of the Board and Chief Executive Officer

Menlo Park, California
December    , 2002

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. SHAREHOLDERS MAY VOTE VIA WRITTEN PROXY AS IS DESCRIBED ON THE PROXY CARD. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

TABLE OF CONTENTS

Page
Questions and Answers	1
Purpose of Meeting	3
Voting Rights and Solicitation of Proxies	3
Stock Ownership of Certain Beneficial Owners and Management	5
PROPOSAL 1—To approve a share consolidation, known in the United States as a reverse stock split, of the Company's issued and outstanding common shares at a ratio within the range from one-for-five to one-for-fifteen, and to authorize the Company's Board of Directors to set the exact ratio within such range and to determine the effective date of the share consolidation or to determine not to proceed with the share consolidation	6
PROPOSAL 2—To authorize the Board to amend the Company's Bye-Laws, as amended, to reflect the share consolidation as described in Proposal 1 above	11
Other Matters	12

i

QUESTIONS AND ANSWERS

        Although we encourage you to read the enclosed Proxy Statement in its entirety, we include this Questions and Answers section to provide some background information and brief answers to several questions you might have about the enclosed proposal. In this Proxy Statement, we refer to Interwave Communications International Ltd. as the "Company."

Q.
WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?

A.
The Company is seeking approval of two proposals. Proposal 1 shall approve a share consolidation, which is known in the United States as a reverse stock split, of the Company's issued and outstanding common shares at a ratio within the range from one-for-five to one-for-fifteen, and authorize the Company's Board of Directors (the "Board") to set the exact ratio within such range and to determine the effective date of the share consolidation. Proposal 1 shall also grant the Board the right to not effect the share consolidation if in the Board's opinion it would not be in the best interests of the Company and its shareholders to effect the share consolidation. Proposal 2 shall authorize the Board to amend the Company's Bye-Laws, as amended, (the "Bye-Laws") to reflect the share consolidation.

Q.
WHY IS THE COMPANY SEEKING SHAREHOLDER APPROVAL FOR THIS PROPOSAL?

A.
The Board believes a higher stock price may help generate investor interest in the Company and help the Company attract and retain employees and other service providers. The Board also believes the share consolidation is the most effective means to avoid a delisting of the Company's common shares from the Nasdaq National Market ("Nasdaq").

Q.
WHO IS ENTITLED TO VOTE?

A.
You may vote if you owned common shares as of the close of business on December 13, 2002. Each common share is entitled to one vote. As of December 13, 2002, the Company had 68,372,586 common shares outstanding.

Q.
HOW DO I VOTE BEFORE THE SPECIAL MEETING?

A.
By mail by completing, signing and returning the enclosed proxy card.

Q.
MAY I VOTE AT THE SPECIAL MEETING?

A.
You may vote your common shares at the meeting if you attend in person. Even if you plan to attend the meeting, the Company encourages you to vote your shares by proxy. You may vote by proxy via the mail.

Q.
MAY I CHANGE MY MIND AFTER I VOTE?

A.
You may change your vote at any time before the polls close at the meeting. You may do this by (1) signing another proxy card with a later date and returning it to the Company prior to the meeting or (2) voting again at the meeting.

Q.
IF I HOLD SHARES THROUGH A BROKER, HOW DO I VOTE THEM?

A.
Your broker should have forwarded instructions to you regarding the manner in which you can direct your broker as to how you would like your common shares to be voted. If you have not received these instructions or have questions about them, you should contact your broker directly.

Q.
WHAT IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

A.
Proxies that are signed and returned but do not contain instructions will be voted FOR the proposals in this Proxy Statement.

Q.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A.
It means that you have multiple accounts with brokers and/or the Company's transfer agent. Please vote all of these shares. The Company recommends that you contact your broker and/or the Company's transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Wells Fargo Shareowner Services, which may be reached by phone at 1-800-468-9716 or by mail at 161 N. Concord Exchange St., South St. Paul, MN, 55075.

Q.
HOW MAY I ATTEND THE SPECIAL MEETING?

A.
The Special Meeting is open to all holders of the Company's common shares. The meeting will be held at the Commons, 302 Constitution Drive, Menlo Park, California, on Friday, January 24, 2003, at 10:00 a.m. local time.

Q.
MAY SHAREHOLDERS ASK QUESTIONS AT THE SPECIAL MEETING?

A.
Yes. Representatives of the Company will answer shareholders' questions of general interest at the end of the meeting.

Q.
HOW MANY VOTES MUST BE PRESENT TO HOLD THE SPECIAL MEETING?

A.
Your common shares are counted as present at the Special Meeting if you attend the Special Meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our Special Meeting, a majority of our outstanding common shares as of December 13, 2002, must be present in person or by proxy at the Special Meeting and these shares also are treated as entitled to vote at the Special Meeting (the "Votes Cast"). This is referred to as a quorum. Abstentions will be counted for purposes of establishing a quorum at the meeting. Broker non-votes will not be counted for purposes of establishing a quorum at the meeting.

Q.
WHO WILL COUNT THE VOTES?

A.
A representative of Wells Fargo Shareowner Services will tabulate the votes and act as the inspector of elections.

Q.
WHY IS MY VOTE IMPORTANT?

A.
Your vote is important because Proposal 1 must receive the affirmative vote of a majority of the Votes Cast at the Special Meeting and Proposal 2 must receive the affirmative vote of sixty percent (60%) of the common shares outstanding to pass. Also, unless a majority of the common shares outstanding as of the record date are voted or are present at the meeting, we will not have a quorum, and we will be unable to transact any business at the Special Meeting. In that event, we would need to adjourn the Special Meeting until such time as a quorum can be obtained.

Q.
WHERE DO I FIND THE VOTING RESULTS OF THE SPECIAL MEETING?

A.
The Company will announce preliminary voting results at the meeting. We will publish the final results in our third quarterly report on Form 10-Q for fiscal 2003. The Company will file that report with the Securities and Exchange Commission, and you may obtain a copy by contacting the SEC at 1-800-SEC-0330 for the location of its nearest public reference room. You may also find a copy on the Internet through the SEC's electronic data system called EDGAR at www.sec.gov.

INTERWAVE COMMUNICATIONS INTERNATIONAL LTD.

PROXY STATEMENT
FOR
SPECIAL GENERAL MEETING OF SHAREHOLDERS

        These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Interwave Communications International Ltd., a Bermuda company (the "Company"), for the Special General Meeting of Shareholders (the "Special Meeting") to be held at the Commons, 302 Constitution Drive, Menlo Park, California, on Friday, January 24, 2003, at 10:00 a.m. local time, and at any adjournment or postponement of the Special Meeting. These proxy materials were first mailed to shareholders on or about December 22, 2002.

PURPOSE OF MEETING

        The specific proposal to be considered and acted upon at the Special Meeting is summarized in the accompanying Notice of Special General Meeting of Shareholders. The proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

        The Company's common stock is the only type of security entitled to vote at the Special Meeting. On December 13, 2002, the record date for determination of shareholders entitled to vote at the Special Meeting (the "Record Date"), there were approximately 68,372,586 common shares issued and outstanding. Each shareholder of record on December 13, 2002 is entitled to one vote for each common share held by such shareholder on December 13, 2002. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Voting of Proxies

        All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted "FOR" the proposals described herein and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting. See "TRANSACTION OF OTHER BUSINESS." A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivering to the Secretary of the Company a written instrument revoking the proxy or a validly executed proxy with a later date, or by attending the meeting and voting in person.

Solicitation of Proxies

        The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or at the Company's request, a professional proxy solicitation firm, the cost of which in the Company's estimation shall not exceed $20,000 plus reasonable expenses. No additional compensation will be paid to directors, officers or employees for such services.

Quorum Required

        The required quorum for the transaction of business at the Special Meeting is a majority of the votes eligible to be cast by holders of common shares issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "ABSTAIN" (the "Votes Cast") are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Special Meeting with respect to such matter.

Abstentions

        Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to Proposals 1 and 2. Accordingly, abstentions will have the same effect as a vote against the proposal.

Broker Non-Votes

        A broker non-vote occurs when a broker holding shares for a beneficial owner (i.e., held in "street name") does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Broker non-votes will not be counted for purposes of determining the presence or absence of a quorum for the transaction of business and will not be counted for purposes of determining the number of Votes Cast with respect to Proposal 1 on which the broker has expressly not voted. An amendment to the Company's Bye-Laws, however, requires the approval of the holders of sixty percent (60%) of the Company's outstanding common shares, and hence, broker non-votes have the same effect as a vote against Proposal 2.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of December 6, 2002, with respect to the beneficial ownership of the Company's common shares by (i) each person who is known to the Company to own beneficially more than 5% of the Company's common shares; (ii) each director and director-nominee of the Company; (iii) the Chief Executive Officer and each other person included in the Summary Compensation Table (collectively, the "Named Executive Officers"); and (iv) all current executive officers and directors of the Company as a group.

Name and Address of Beneficial Owner	Shares Beneficially Owned(a)	Percent of Class(b)
Eastern Communications USA, Inc. (c)	6,000,000	8.78%
UTStarcom, Inc. (d)	5,836,575	8.54%
GBase Communications (e)	4,193,479	6.13%
Priscilla M. Lu (f)	3,869,275	5.64%
William E. Gibson (g)	409,121	*
Frank Seto (h)	244,462	*
Mario Rosati (i)	174,208	*
Thomas Gibian (j)	196,997	*
Nien Dak Sze (k)	95,826	*
William Carlin (l)	119,791	*
Cal Hoagland (m)	115,625	*
Robert Nakata (n)	103,749
Andrew Wang (o)	79,166	*
All directors and executive officers of the Company as a group (10 persons, including the foregoing) (p)	5,408,220	7.91%

*
Less than one percent

(a)
To the Company's knowledge, except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

(b)
Based on 68,372,586 shares of common stock issued and outstanding as of December 6, 2002.

(c)
Eastern Communications USA, Inc., 6 Jenner Street, Suite 130, Irvine, CA 92618.

(d)
UTStarcom, Inc., 1275 Harbor Bay Parkway, Alameda, California 94502, USA.

(e)
GBase Communications, 420 N. Wiget Lane, Walnut Creek, California 94598, USA; the assets of GBase were acquired by interWAVE Advanced Communications, Inc., a wholly owned subsidiary of the Company, on September 26, 2002; does not include 1,025,000 shares held in escrow subject to certain conditions.

(f)
Includes 202,084 shares issuable upon exercise of an option exercisable within 60 days of December 6, 2002 and warrants to purchase 50,000 shares. Includes 2 million shares held by Best Ventures. Includes 80,000 shares held by Douglas Lu-Hill Irrevocable Trust; 80,000 shares held by Olivia Lu-Hill Irrevocable Trust; and 80,000 shares held by Felicity Lu-Hill Irrevocable Trust. Dr. Lu disclaims beneficial ownership of these shares.

(g)
Includes 20,625 shares issuable upon exercise of an option exercisable within 60 days of December 6, 2002. Includes 298,210 shares held by Crossroads Venture Capital L.L.C., 6,542 shares held by a trust for Mr. Gibson's grandson, 4,527 shares held by a charitable remainder trust, and 13,771 shares held by Crossroads Venture Investors II L.P. Mr. Gibson disclaims beneficial ownership of these shares.

(h)
Includes 27,916 shares issuable upon exercise of an option exercisable within 60 days of December 6, 2002.

(i)
Includes 10,208 shares issuable upon exercise of an option exercisable within 60 days of December 6, 2002.

(j)
Includes 51,458 shares issuable upon exercise of an option exercisable within 60 days of December 6, 2002.

(k)
Includes 31,666 shares issuable upon exercise of an option exercisable within 60 days of December 6, 2002.

(l)
Includes 119,791 shares issuable upon exercise of an option exercisable within 60 days of December 6, 2002.

(m)
Includes 115,625 shares issuable upon exercise of an option exercisable within 60 days of December 6, 2002.

(n)
Includes 103,749 shares issuable upon exercise of an option exercisable within 60 days of December 6, 2002.

(o)
Includes 69,166 shares issuable upon exercise of an option exercisable within 60 days of December 6, 2002.

(p)
Includes shares held beneficially by executive officers and directors as shown in the footnotes to the foregoing table. Includes 752,288 shares subject to options and warrants exercisable within 60 days of December 6, 2002 by all executive officers and directors.

PROPOSAL 1

APPROVAL OF A SHARE CONSOLIDATION, KNOWN IN THE UNITED STATES AS A REVERSE STOCK SPLIT, OF THE COMPANY'S ISSUED AND OUTSTANDING COMMON SHARES AT A RATIO WITHIN THE RANGE FROM ONE-FOR-FIVE TO ONE-FOR-FIFTEEN, AND TO AUTHORIZE THE COMPANY'S BOARD OF DIRECTORS TO SET THE EXACT RATIO WITHIN SUCH RANGE AND TO DETERMINE THE EFFECTIVE DATE OF THE SHARE CONSOLIDATION OR TO DETERMINE NOT TO PROCEED WITH THE SHARE CONSOLIDATION.

GENERAL

        The Board has unanimously adopted a resolution seeking shareholder approval to grant the Board authority to effect a share consolidation of the Company's common shares and to amend the Company's Bye-Laws to reflect the share consolidation. A share consolidation is known in the United States as a "reverse stock split." The proposed share consolidation is sometimes referred to in this Proxy Statement as "the reverse stock split." The ratio of the reverse stock split that the Board approved and deemed advisable and for which it is seeking shareholder approval is in the range from one-for-five to one-for-fifteen, with the exact ratio to be established within this range by the Board in its sole discretion at the time it elects to effect the reverse stock split. Approval of this share consolidation proposal would give the Board authority to implement the share consolidation at any time or not at all, and would give the Board authority to determine the effective date of the share consolidation.

        The reverse stock split would not affect the Company's authorized preferred shares. Except for any changes as a result of the treatment of fractional shares, each shareholder will hold the same percentage of common shares outstanding immediately prior to the reverse stock split as such shareholder did immediately prior to the split.

        If our shareholders approve the share consolidation proposal and the Board decides to implement the share consolidation, the Company will amend its Bye-Laws to reflect the reverse stock split of the Company's common shares at the specific ratio determined by the Board.

PURPOSE

        The Board approved the share consolidation for the following reasons:

  •
  The Board believes a higher stock price may help generate investor interest in the Company and help the Company attract and retain employees and other service providers; and

  •
  The Board believes the reverse stock split may be the most effective means of avoiding a delisting of the Company's common shares from the Nasdaq National Market ("Nasdaq").

Potential Increased Investor Interest

        On December 9, 2002, the Company's common shares closed at $0.34 per share. In approving the reverse stock split, the Board considered that the Company's common shares may not appeal to brokerage firms that are reluctant to recommend lower-priced securities to their clients. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Also, the Board believes that most investment funds are reluctant to invest in lower-priced stocks.

        The Board believes that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company's market capitalization. If the reverse stock split successfully increases the per share price of the Company's common shares, the Board believes this increase will enhance the Company's ability to attract and retain employees and service providers.

Nasdaq National Market Listing

        The Company's common shares are quoted on the Nasdaq National Market under the symbol "IWAV." On November 1, 2002, the Company received notice from Nasdaq that its common shares had failed to maintain Nasdaq's minimum bid price closing requirement of $1.00 and that such failure had continued beyond the ninety (90) day probationary period allowed under the Nasdaq National Marketplace Rules. The letter specified that, as a result of the Company's failure to maintain the minimum closing bid price requirement, the Company's common shares would be delisted at the close of business on November 11, 2002. The Company appealed the decision, and the delisting was stayed pending a hearing before the Nasdaq Qualifications Panel. This hearing is scheduled to occur on December 12, 2002. The Company believes that the panel may look favorably on the Company's reverse split proposal and may provide the Company with time to effect the reverse split pending approval by the shareholders at the Special Meeting. If, following the reverse stock split, the per share price of the Company's common shares is above $1.00 for ten (10) consecutive trading days, the Company believes Nasdaq may withdraw the delisting action. The Board believes that maintaining Nasdaq National Market listing may provide a broader market for the Company's common shares and facilitate the use of the Company's common shares in financing transactions. The Board approved the reverse stock split partly as a means of increasing the share price of the Company's common shares above $1.00 per share. If the shareholders do not approve the share consolidation, the reverse stock split proposal, and the stock price does not otherwise increase to greater than $1.00 per share, the Company expects the common shares to be immediately delisted from the Nasdaq National Market.

        Delisting could reduce the ability of holders of the Company's common shares to purchase or sell the common shares as quickly and as inexpensively as they have done historically, and may have an adverse effect on the trading price of our common shares. Delisting could also adversely affect the Company's relationships with vendors and customers.

Certain Risks Associated With the Reverse Stock Split

        The Company cannot predict whether the reverse stock split will increase the market price for the Company's common shares. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

  •
  the market price per new share of the Company's common shares (the "New Shares") after the reverse stock split will rise in proportion to the reduction in the number of old shares of the Company's common shares (the "Old Shares") outstanding before the reverse stock split;

  •
  the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

  •
  the reverse stock split will result in a per share price that will increase the Company's ability to attract and retain employees and other service providers;

  •
  the market price per New Share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq or that the Company will otherwise meet the requirements of the Nasdaq National Market for continued inclusion for trading on the Nasdaq National Market.

        The market price of the Company's common shares will also be based on the Company's performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of the Company's common shares declines, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, liquidity of the Company's common shares could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

Corporate Matters

        The reverse stock split would have the following effects on the number of the Company's common shares outstanding, the number of the Company's authorized common shares, and the par value of the Company's common shares:

  •
  depending on the specific ratio selected by the Board, between five (5) and fifteen (15) Old Shares owned by a shareholder would be consolidated into one (1) New Share;

  •
  the number of issued and outstanding common shares of the Company and the total authorized common shares will be reduced proportionately based on the reverse stock split ratio selected by the Board;

  •
  the par value of the Company's common shares issued and outstanding will be increased proportionately based on the inverse of the reverse stock split ratio selected by the Board;

  •
  based on the reverse stock split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase common shares of the

    Company, which will result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise of such options or warrants immediately preceding the reverse stock split; and

  •
  the number of shares reserved for issuance under the Company's existing stock option plans and employee stock purchase plans will be reduced proportionately based on the reverse stock split ratio selected by the Board.

        The reverse stock split will be effected simultaneously for all the Company's common shares, and the exchange number will be the same for all of the Company's common shares. The reverse stock split will affect all of the Company's shareholders uniformly and will not affect any shareholder's percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of the Company's shareholders owning a fractional share. As described below, shareholders holding fractional shares will be entitled to cash payments in lieu of fractional shares. Such cash payments will reduce the number of post-split shareholders to the extent there are shareholders presently holding fewer than up to fifteen (15) shares depending on the reverse stock split ratio selected by the Board. This, however, is not the purpose for which the Company is effecting the reverse stock split. Common shares issued pursuant to the reverse stock split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Fractional Shares

        No scrip or fractional certificates will be issued in connection with the reverse stock split. Shareholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the number selected by the Board for the reverse stock split ratio will be entitled, upon surrender of certificate(s) representing such shares, to a cash payment in lieu thereof. The cash payment will equal (a) the fraction to which the shareholder would otherwise be entitled multiplied by (b) the per share closing sales price of the Company's common shares on the day immediately prior to the effective time of the reverse stock split, as reported on the Nasdaq National Market. If such price is not available, the fractional share payment will be based on such other price as determined by the Board. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefore as described herein.

        Shareholders should be aware that, under the escheat laws of the various jurisdictions where shareholders reside, where the Company is domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

        If approved and effected, the reverse stock split will result in some shareholders owning "odd lots" of less than 100 shares of the Company's common shares. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares.

Accounting Matters

        The reverse stock split will affect the par value of the Company's common shares by increasing the par value of each common share of the Company in an inverse proportion to the specific ratio determined by the Board. This par value increase, however, will be off-set by a simultaneous reduction in the authorized and outstanding common shares of the Company. As a result, on the effective date of the reverse stock split, the stated capital and additional paid-in capital account on the Company's balance sheet attributable to the Company's common shares will remain the same as their present amounts. The per share net income or loss and net book value of the Company's common shares also will remain the same as their present amounts.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES

        If the Company's shareholders approve the reverse stock split and the Board still believes that the reverse stock split is in the best interests of the Company and its shareholders, the reverse stock split will become effective in the exact ratio and at the effective time determined by the Board. Beginning at the effective time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

        As soon as practicable after the effective time, shareholders will be notified that the reverse stock split has been effected. The Company expects that its transfer agent, Wells Fargo Shareowner Services, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal the Company intends to send to its shareholders. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any Old Shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Shares. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

        Even if the shareholders approve the reverse stock split, the Company reserves the right to not effect the reverse stock split if in the Board's opinion it would not be in the best interests of the Company and its shareholders to effect such reverse stock split.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

        The following is a summary of certain material U.S. federal income tax consequences of the reverse stock split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or non-U.S. income or other tax consequences. For example, the state and local tax consequences of the reverse stock split may vary significantly as to each shareholder, depending upon the state in which he or she resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, non-U.S. entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (the "Code") (i.e., generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with such shareholder's own tax advisor with respect to the tax consequences of the reverse stock split.

        Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a shareholder upon such shareholder's exchange of Old Shares for New Shares pursuant to the reverse stock split. The aggregate tax basis of the New Shares received in the reverse stock split (including any fraction of a New Share deemed to have been received) will be the same as the shareholder's aggregate tax basis in the Old Shares exchanged therefor. In general, shareholders who receive cash upon redemption of their fractional share interests in the New Shares as a result of the reverse stock split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The federal income tax liability, if any, generated by the receipt of cash in lieu of a fractional interest should not be material in amount in view of the low value of the fractional interest. The shareholder's holding period for the New Shares will include the period during which the shareholder held the Old Shares surrendered in the reverse stock split.

        The Company's view regarding the tax consequence of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

Vote Required; Recommendation of the Board of Directors

        The affirmative vote of a majority of the Votes Cast at the Special Meeting is required for approval of Proposal 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE SHARE CONSOLIDATION, KNOWN IN THE UNITED STATES AS A REVERSE STOCK SPLIT, OF THE COMPANY'S ISSUED AND OUTSTANDING COMMON SHARES AT A RATIO WITHIN THE RANGE FROM ONE-FOR-FIVE TO ONE-FOR-FIFTEEN, AND TO AUTHORIZE THE COMPANY'S BOARD OF DIRECTORS TO SET THE EXACT RATIO WITHIN SUCH RANGE AND TO DETERMINE THE EFFECTIVE DATE OF THE SHARE CONSOLIDATION OR TO DETERMINE NOT TO PROCEED WITH THE SHARE CONSOLIDATION.

PROPOSAL 2

AUTHORIZATION OF THE BOARD OF DIRECTORS TO AMEND THE
COMPANY'S BYE-LAWS TO REFLECT THE SHARE CONSOLIDATION AS
DESCRIBED IN PROPOSAL 1

General

        The reverse stock split as described in Proposal 1 will become effective in the exact ratio and on the effective date determined by the Board of Directors. The reverse stock split, if implemented, would reduce the number of authorized common shares in the same ratio as the reduction to the number of issued and outstanding common shares, and the par value of the Company's common shares would increase in a manner inversely proportionate to the specific ratio determined by the Board.

        The Company's Bye-Laws state the number of authorized common shares of the Company and their par value. The Company's Board of Directors believes it is desirable to reflect in the Bye-Laws the changes made to the number of authorized common shares and their par value resulting from a reverse stock split. Therefore, shareholder approval of this proposal will authorize the Board of Directors to amend the Company's Bye-Laws to reflect the changes made to the number of authorized common shares and their par value resulting from the reverse stock split described in Proposal 1.

Vote Required; Recommendation of the Board of Directors

        The affirmative vote of the holders of sixty percent (60%) of all issued and outstanding common shares of the Company entitled to vote on this proposal will be required for approval of Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO AMEND THE COMPANY'S BYE-LAWS TO REFLECT THE SHARE CONSOLIDATION AS DESCRIBED IN PROPOSAL 1.

OTHER MATTERS

Delivery of Documents to Shareholders Sharing an Address

        Certain shareholders who share an address are being delivered only one copy of this Proxy Statement unless the Company or one of its mailing agents has received contrary instructions.

        Upon the written or oral request of a shareholder at a shared address to which a single copy of the Company's Proxy Statement was delivered, the Company will promptly deliver a separate copy of the Proxy Statement to such shareholder. Written requests should be made to interWAVE Communications Inc., 312 Constitution Drive, Menlo Park, CA 94025, Attn: Investor Relations and oral requests may be made by calling Investor Relations of the Company at 480-423-7148. In addition, if a shareholder wishes to receive a separate copy of the Company's Proxy Statement in the future, such shareholder should notify the Company either in writing addressed to the foregoing address or by calling the foregoing telephone number.

        Shareholders sharing an address who are receiving multiple copies of the Company's proxy statements may request delivery of a single copy of the Company's proxy statements by writing to the address above or calling the telephone number above.

Shareholder Proposals to be Presented at Next Annual Meeting

        Pursuant to new amendments to Rule 14a-4(c) of the Securities Exchange Act of 1934, proposals of shareholders intended to be presented at the 2003 Annual Meeting of Shareholders of the Company must be received by the Company at its offices of its subsidiary interWAVE Communications, Inc., at 312 Constitution Drive, Menlo Park, California 94025, Attn: General Counsel, not later than July 1, 2003 and satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting.

        Under the Company's Bye-Laws, in order for a matter to be deemed properly presented by a shareholder, timely notice must be delivered to, or mailed and received by, the Company not later than 120 days prior to the next annual meeting of shareholders (under the assumption that the next annual meeting of shareholders will occur on the same calendar day as the day of the most recent annual meeting of shareholders). The shareholder's notice must set forth, as to each proposed matter, the following: (a) the name and address of the shareholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed, (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, (d) such other information regarding each nominee of each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; and (e) if applicable, the consent of each nominee to serve as director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

Transaction of Other Business

        At the date of this Proxy Statement, the only business that the Board intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ PRISCILLA M. LU
Dr. Priscilla M. Lu, Ph.D. Chairman of the Board and Chief Executive Officer

Menlo Park, California
December [    ], 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

interWAVE COMMUNICATIONS INTERNATIONAL, LTD. Clarendon House, 2 Church Street Hamilton, HMDX, Bermuda	proxy

This proxy is solicited by the Board of Directors.

        The undersigned hereby appoints Dr. Priscilla M. Lu and Cal R. Hoagland, and each of them, as proxy holders and attorneys-in-fact of the undersigned, with full power of substitution, to vote all shares of stock that the undersigned is entitled to vote at the Special General Meeting of Shareholders of Interwave Communications International, Ltd., to be held at The Commons, 302 Constitution Drive, Menlo Park, California, on Friday, January 24, 2003, at 10:00 a.m. local time, and at any continuation or adjournment thereof, with all the powers that the undersigned would have if personally present at the meeting.

        The undersigned hereby acknowledges receipt of the Notice of the Special General Meeting and Proxy Statement, dated December [    ], 2002 filed with the Securities and Exchange Commission on December [    ], 2002. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of the Company, gives notice of such revocation.

        This proxy when properly executed will be voted in accordance with the specifications made by the undersigned shareholder. WHERE NO CONTRARY CHOICE IS INDICATED BY THE SHAREHOLDER, THIS PROXY, WHEN RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF A SHARE CONSOLIDATION, KNOWN IN THE UNITED STATES AS A REVERSE STOCK SPLIT, OF THE COMPANY'S ISSUED AND OUTSTANDING COMMON SHARES AT A RATIO WITHIN THE RANGE FROM ONE-FOR-FIVE TO ONE-FOR-FIFTEEN, AND TO AUTHORIZE THE COMPANY'S BOARD OF DIRECTORS TO SET THE EXACT RATIO WITHIN SUCH RANGE AND TO DETERMINE THE EFFECTIVE DATE OF THE SHARE CONSOLIDATION OR TO DETERMINE NOT TO PROCEED WITH THE SHARE CONSOLIDATION, "FOR" THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO AMEND THE COMPANY'S BYE-LAWS TO REFLECT THE SHARE CONSOLIDATION REFERRED TO IN PROPOSAL 1, AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

See reverse for voting instructions.

- Please detach here -

The Board of Directors Recommends a Vote "FOR" the following:

1.	To approve a share consolidation, known in the United States as a reverse stock split, of the Company's issued and outstanding common shares at a ratio within the range from one-for-five to one-for-fifteen, and to authorize the Company's Board of Directors to set the exact ratio within such range and to determine the effective date of the share consolidation or to determine not to proceed with the share consolidation.	☐	For	☐	Against	☐	Abstain
2.	To authorize the Board to amend the Company's Bye-Laws, as amended, to reflect the share consolidation as described in Proposal 1 above.	☐	For	☐	Against	☐	Abstain

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

    Address Change? Mark Box        ☐        Indicate changes below:

Date

Mark Here If You Plan to Attend the Meeting ☐

Signature(s) in Box
Please date and sign exactly as your name or names appear herein. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

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NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS To be held January 24, 2003
IMPORTANT
TABLE OF CONTENTS
QUESTIONS AND ANSWERS
PROXY STATEMENT FOR SPECIAL GENERAL MEETING OF SHAREHOLDERS
PURPOSE OF MEETING
VOTING RIGHTS AND SOLICITATION OF PROXIES
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1
PROPOSAL 2
OTHER MATTERS